UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C.   20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: MAY 30, 1997
                                          ------------
                        (Date of earliest event reported)


                             COMPUTER DATA SYSTEMS, INC.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          Commission file number 1-6002
                                                 ------


           MARYLAND                                             52-0882982
--------------------------------                              --------------

(State or other jurisdiction                               (IRS Employer ID No.)
of incorporation or organization)


ONE CURIE COURT
ROCKVILLE, MARYLAND                                              20850-4389
-------------------------                                      --------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (301) 921-7000
                                                   --------------








                                    Exhibit Index appears on Page 3.

      Items 1-4.  N/A

      Item 5.     Other Events
                  ------------

                       The Registrant's press release, published May 30, 1997,
                  attached hereto as Exhibit 99, is hereby incorporated by reference in answer to this Item.

      Item 6.     N/A

      Item 7.     Financial Statements and Exhibits
                  ---------------------------------

                  (c)     Exhibits
                          --------

                          Exhibit                     Description
                          -------          ------------------------------------

                            (99)           Press release published May 30, 1997.

      Item 8.     N/A




                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockville, Maryland on May 30, 1997.


                                          Computer Data Systems, Inc.

                                          By /s/Wyatt D. Tinsley
                                            --------------------
                                            Wyatt D. Tinsley
                                            Executive Vice President
                                            (Principal Financial and
                                            Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

                                                            Sequentially
Exhibit No.       Description                               Numbered Page
-----------       -----------                               -------------

(99)              Press release published May 30, 1997             4